BOARD OF DIRECTORS

Enrique R. Arzac(1,3)           Augustine R. Marusi(1,3)
Allan Comrie(1,3)               W. Perry Neff(3,4)
Daniel E. Emerson(2,4)          Douglas G. Ober(1)
Thomas H. Lenagh(2,4)           Landon Peters(1,2)
W.D. MacCallan(1,3)             John J. Roberts(1,4)
                Robert J.M. Wilson(2,4)

1. MEMBER OF EXECUTIVE COMMITTEE
2. MEMBER OF AUDIT COMMITTEE
3. MEMBER OF COMPENSATION COMMITTEE
4. MEMBER OF RETIREMENT COMMITTEE

OFFICERS

Douglas G. Ober             CHAIRMAN AND
                              CHIEF EXECUTIVE OFFICER
Richard F. Koloski          PRESIDENT
Joseph M. Truta             EXECUTIVE VICE PRESIDENT
Nancy J.F. Prue             VICE PRESIDENT--RESEARCH
Maureen A. Jones            VICE PRESIDENT AND
                            TREASURER
Lawrence L. Hooper, Jr.     SECRETARY AND
                              GENERAL COUNSEL
Dana M. Cannon              ASSISTANT TREASURER
Geraldine H. Stegner        ASSISTANT SECRETARY


--------------------------------------------------------------------------------
                                   STOCK DATA
--------------------------------------------------------------------------------
Price (6/30/98)                         $38.375
Net Asset Value (6/30/98)               $41.10
Discount:                                 6.6%

New York Stock Exchange and Pacific Exchange Ticker Symbol: PEO

Newspaper stock listings are generally under the abbreviation: PetRs


--------------------------------------------------------------------------------
                              DISTRIBUTIONS IN 1998
--------------------------------------------------------------------------------
From Investment Income                   $0.52
  (Paid or declared)
From Net Realized Gains                   0.08
                                         -----
    Total                                $0.60
                                         =====


--------------------------------------------------------------------------------
                           1998 DIVIDEND PAYMENT DATES
--------------------------------------------------------------------------------
                                March 1, 1998
                                June 1, 1998
                                September 1, 1998
                                December 27, 1998*
                           *Anticipated

[Recycle Logo] Printed on Recycled Paper


                               SEMI-ANNUAL REPORT

                                 JUNE 30, 1998


                 [PETROLEUM & RESOURCES CORPORATION LOGO HERE](R)


                             Investing in Resources
                                 for the Future(R)

                             LETTER TO STOCKHOLDERS


We are pleased to submit the financial statements of the Corporation for the six months ended June 30, 1998. In addition there is a schedule of investments provided along with other financial information.

Net assets of the Corporation at June 30, 1998 were $41.10 per common share as compared with $39.97 per common share at December 31, 1997 on the 13,422,787 common shares outstanding on each date. The total return on net assets (with reinvestment of income and capital gains distributions) for the period was 0.2%. On March 1, 1998, a distribution of $0.20 per share was paid consisting of $0.08 from 1997 long-term capital gain, $0.03 from 1997 investment income and $0.09 from 1998 investment income, all taxable in 1998. A regular 1998 investment income dividend of $0.20 per share was paid June 1, 1998 and another $0.20 investment income dividend has been declared payable September 1, 1998 to shareholders of record August 20, 1998.

Net investment income for the six months ended June 30, 1998 amounted to $5,112,174, compared with $5,196,878 for the same period in 1997. These earnings are equal to $0.38 and $0.40 per common share, respectively, on the average number of common shares outstanding during each period.

Net capital gain realized on investments for the six months ended June 30, 1998 amounted to $10,285,901, the equivalent of $0.77 per common share.

As you may have noticed in prior reports, the Corporation has established a site on the Internet to provide information to current and potential shareholders. The site is located at www.peteres.com and has been substantially expanded in the past quarter. In addition to the daily net asset value per share of the fund and the market price discount to the NAV, you will find a brief history of the Corporation, historical financial information, press releases, and other information of interest to shareholders. Comments and inquiries can be sent via e-mail to contact@peteres.com.

Effective September 1, 1998, the current Automatic Dividend Reinvestment Plan will be replaced with The Bank of New York's BuyDIRECT(SM*) Plan. The Bank of New York ("the Bank") is the transfer agent for the Corporation and will sponsor and administer the Plan.Under the BuyDIRECT plan, shareholders will be able to reinvest their dividends (as under the current dividend reinvestment plan that it replaces) and first time shareholders, as well as existing shareholders, will also be able to acquire shares directly from the Bank without the need of going through a broker, at a substantial cost savings.To obtain further information, please see page 11 of this report.

The Corporation is an internally-managed equity fund emphasizing petroleum and natural resource investments. The investment policy of the fund is based on the primary objectives of preservation of capital, the attainment of reasonable income from investments and, in addition, an opportunity for capital appreciation.

*BuyDIRECT is a service mark of the Bank of New York.

By order of the Board of Directors,

/s/ Douglas G. Ober
____________________________
Douglas G. Ober,
CHAIRMAN AND
CHIEF EXECUTIVE OFFICER



/s/ Richard F. Koloski
____________________________
Richard F. Koloski,
PRESIDENT

July 17, 1998

                      STATEMENT OF ASSETS AND LIABILITIES

                                 JUNE 30, 1998


ASSETS
Investments* at value:
   Common stocks and convertible securities
      (cost $285,135,332)                                                   $520,675,241
   Short-term investments (cost $26,110,597)                                  26,110,597           $546,785,838
----------------------------------------------------------------------------------------
Cash                                                                                                    496,427
Receivables:
   Investment securities sold                                                                         4,936,971
   Dividends and interest                                                                               751,522
Prepaid expenses                                                                                      1,293,617
---------------------------------------------------------------------------------------------------------------
         TOTAL ASSETS                                                                               554,264,375
---------------------------------------------------------------------------------------------------------------
LIABILITIES
Investment securities purchased                                                                         385,488
Open option contracts at value (proceeds $277,840)                                                      404,687
Accrued expenses                                                                                      1,781,222
---------------------------------------------------------------------------------------------------------------
         TOTAL LIABILITIES                                                                            2,571,397
---------------------------------------------------------------------------------------------------------------
         NET ASSETS                                                                                $551,692,978
===============================================================================================================
NET ASSETS
Common Stock at par value $1.00 per share, authorized
   25,000,000 shares; issued and outstanding 13,422,787 shares                                     $ 13,422,787
Additional capital surplus                                                                          291,781,629
Undistributed net investment income                                                                     816,882
Undistributed net realized gain on investments                                                       10,258,618
Unrealized appreciation on investments                                                              235,413,062
---------------------------------------------------------------------------------------------------------------
         NET ASSETS APPLICABLE TO COMMON STOCK                                                     $551,692,978
===============================================================================================================
         NET ASSET VALUE PER SHARE OF COMMON STOCK                                                       $41.10
===============================================================================================================


* SEE SCHEDULE OF INVESTMENTS ON PAGES 7 AND 8.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            STATEMENT OF OPERATIONS

                         SIX MONTHS ENDED JUNE 30, 1998

INVESTMENT INCOME
   Income:
      Dividends                                                                                    $ 5,259,740
      Interest                                                                                       1,043,907
--------------------------------------------------------------------------------------------------------------
         TOTAL INCOME                                                                                6,303,647
--------------------------------------------------------------------------------------------------------------
   Expenses:
      Investment research                                                                              512,568
      Administration and operations                                                                    242,235
      Directors' fees                                                                                   98,250
      Reports and stockholder communications                                                            85,130
      Transfer agent, registrar and custodian expenses                                                  74,350
      Auditing services                                                                                 16,845
      Legal services                                                                                     5,427
      Occupancy and other office expenses                                                               50,334
      Travel, telephone and postage                                                                     49,124
      Other                                                                                             57,210
--------------------------------------------------------------------------------------------------------------
         TOTAL EXPENSES                                                                              1,191,473
--------------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME                                                                       5,112,174
--------------------------------------------------------------------------------------------------------------
REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS
   Net realized gain on security transactions                                                       10,285,901
   Change in unrealized appreciation on investments                                                (14,788,531)
--------------------------------------------------------------------------------------------------------------
         NET LOSS ON INVESTMENTS                                                                    (4,502,630)
--------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                                     $   609,544
==============================================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                            SIX MONTHS             YEAR ENDED
                                                                               ENDED              DECEMBER 31,
                                                                           JUNE 30, 1998              1997
                                                                           -------------          ------------
FROM OPERATIONS:
   Net investment income                                                     $ 5,112,174          $ 10,026,876
   Net realized gain on investments                                           10,285,901            20,397,716
   Change in unrealized appreciation (depreciation) on investments           (14,788,531)           58,417,921
--------------------------------------------------------------------------------------------------------------
         CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                          609,544            88,842,513
--------------------------------------------------------------------------------------------------------------
DIVIDENDS TO STOCKHOLDERS FROM:
   Net investment income                                                      (4,295,292)          (10,060,682)
   Net realized gain from investment transactions                             (1,073,823)          (20,382,678)
--------------------------------------------------------------------------------------------------------------
         DECREASE IN NET ASSETS FROM DISTRIBUTIONS                            (5,369,115)          (30,443,360)
--------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
   Value of common shares issued in payment of optional distributions             -0-               13,464,406
--------------------------------------------------------------------------------------------------------------
         TOTAL INCREASE (DECREASE) IN NET ASSETS                              (4,759,571)           71,863,559
NET ASSETS:
   Beginning of period                                                       556,452,549           484,588,990
--------------------------------------------------------------------------------------------------------------
   End of period (including undistributed net investment income of
      $816,882 and $0, respectively)                                        $551,692,978          $556,452,549
==============================================================================================================


                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a diversified investment company. The Corporation's investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation's registration statement.

SECURITY VALUATION--Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost which, when combined with accrued interest receivable, approximates value. Options are valued at the last sale price or last quoted asked price.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at June 30, 1998 was $311,620,791, and net unrealized appreciation aggregated $235,442,884, of which the related gross unrealized appreciation and depreciation were $249,674,776 and $14,231,892, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than options and short-term investments, during the six months ended June 30, 1998 were $33,745,539 and $47,596,572, respectively. Option transactions comprised an insignificant portion of operations during the period ended June 30, 1998. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. CAPITAL STOCK

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. No purchases were made during the six months ended June 30, 1998.

The Corporation has 5,000,000 unissued preferred shares without par value.

The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 815,000 shares of the Corporation's common stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the optionees to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender. Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Corporation during subsequent years. At the beginning of 1998, there were 148,259 options outstanding at a weighted average exercise price of $19.7580 per share. During the six months ended June 30, 1998, the Corporation granted options including stock appreciation rights for 14,098 shares of common stock with an exercise price of $36.7950; stock appreciation rights relating to 16,445 stock option shares were exercised at a weighted average market price of $37.6701 per share and the stock options relating to these rights, which had a weighted average exercise price of $18.9084 per share, were cancelled. At June 30, 1998, there were outstanding exercisable options to purchase 34,218 common shares at $16.9850-$32.2975 (weighted average price of $20.7733) per share and unexercisable options to purchase 111,694 common shares at $18.465-$36.795 per share (weighted average price of $25.5612). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 5.4258 years and 7.1193 years, respectively. The total compensation expense for stock options and stock appreciation rights recognized for the six months ended June 30, 1998 was $278,048. At June 30, 1998, there were 336,250 shares available for future option grants.

5. RETIREMENT PLANS

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Corporation's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in mutual funds.

The actuarially computed net pension cost credit for the six months ended June 30, 1998 was $64,532, and consisted of service expense of $46,792, interest expense of $81,385, expected return on plan assets of $162,277, and a net amortization credit of $30,432.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted-average discount rate was 7.0%, the expected rate of annual salary increase was 7.0% and the expected long-term rate of return on plan assets was 8.0%.

On January 1, 1998, the accumulated benefit obligation, including vested benefits, was $1,669,968. The fair value of the plan assets was $4,085,098 and the projected benefit obligation for service rendered to date was $2,362,410, which resulted in excess plan assets of $1,722,688. The remaining components of prepaid pension cost included $518,918 in unrecognized net gain, $195,754 in unrecognized prior service cost and $148,398 is the remaining portion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in prepaid expenses at June 30, 1998 was $1,281,251.

In addition, the Corporation has a nonqualified unfunded benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Corporation does not provide postretirement medical benefits.

6. EXPENSES

The cumulative amount of accrued expenses at June 30, 1998 for employees and former employees of the Corporation was $1,741,272. Aggregate remuneration paid or accrued during the six months ended June 30, 1998 to officers and directors amounted to $693,668.

Research, accounting and other office services provided by and reimbursed to The Adams Express Company, an investment company which owns 8.5% of the Corporation's common stock, amounted to $252,842 for the six months ended June 30, 1998.

7. YEAR 2000 (UNAUDITED)

The Corporation along with other investment companies and financial institutions could be adversely affected if computer systems do not properly process and calculate date-related information relating to the Year 2000. The Corporation is taking steps designed to address the Year 2000 issue as far as its own computer systems are concerned. We have also requested assurances from our service providers that they are taking comparable steps. The Corporation does not expect to incur any significant costs in order to address the Year 2000 problem. There is no assurance, nevertheless, that any adverse impact on the Corporation will be avoided.

                              FINANCIAL HIGHLIGHTS

                                       SIX MONTHS ENDED
                                     ---------------------                YEAR ENDED DECEMBER 31
                                     JUNE 30,    JUNE 30,    ------------------------------------------------
                                       1998        1997      1997       1996       1995       1994      1993
                                       ----        ----      ----       ----       ----       ----      ----
PER SHARE OPERATING
PERFORMANCE*
Net asset value, beginning of
   period                            $41.46      $37.09     $37.09     $31.51     $26.84     $29.64     $27.66
--------------------------------------------------------------------------------------------------------------
   Net investment income               0.38        0.40       0.77       0.79       0.86       0.94       0.92
   Net realized gains and change in
      unrealized appreciation (depre-
      ciation) and other changes      (0.34)       2.88       5.93       6.93       5.90      (1.64)      3.30
--------------------------------------------------------------------------------------------------------------
Total from investment operations        .04        3.28       6.70       7.72       6.76      (0.70)      4.22
Less distributions
   Dividends from net investment
      income
      To preferred shareholders         --          --         --         --         --         --       (0.12)
      To common shareholders          (0.32)      (0.32)     (0.77)     (0.82)     (0.87)     (0.92)     (0.82)
   Distributions from net realized
      gains
      To common shareholders          (0.08)      (0.08)     (1.56)     (1.32)     (1.22)     (1.18)     (1.30)
--------------------------------------------------------------------------------------------------------------
Total distributions                   (0.40)      (0.40)     (2.33)     (2.14)     (2.09)     (2.10)     (2.24)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $41.10      $39.97     $41.46     $37.09     $31.51     $26.84     $29.64
==============================================================================================================
Per share market price, end of
   period                            $38.375     $35.50     $36.50     $34.75     $28.25     $25.25     $27.50

TOTAL INVESTMENT RETURN
   Based on market price               6.3%        3.3%      11.7%      31.2%      20.5%      (0.7)%     17.4%

RATIOS/SUPPLEMENTAL DATA
   Net assets applicable to common
      stock, end of period
      (in 000's)                    $551,693    $522,272   $556,453   $484,589   $401,405   $332,279   $355,837
   Ratio of expenses to average net
      assets                           0.42%+      0.45%+     0.47%      0.63%      0.57%      0.42%      0.57%
   Ratio of net investment income
      to average net assets            1.82%+      2.12%+     1.91%      2.31%      2.89%      3.19%      2.61%
   Portfolio turnover                 12.61%+     14.27%+    13.09%     15.50%     15.86%     10.95%     10.16%
   Average brokerage commission rate  $0.06       $0.06      $0.06      $0.06        --         --        --
   Number of shares outstanding at
   end of period (in 000's)           13,423      13,066     13,423      13,066    12,739     12,380     12,007

---------
* SELECTED DATA FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH
  PERIOD.
+ RATIOS PRESENTED ON AN ANNUALIZED BASIS.

                            SCHEDULE OF INVESTMENTS

                                 JUNE 30, 1998



                                                      Prin. Amt.
                                                      or Shares    Value (A)
                                                      ---------    ---------
STOCKS AND CONVERTIBLE SECURITIES--94.3%
   ENERGY--77.8%
     INTERNATIONALS -- 26.3%
       British Petroleum plc ADR                       177,916   $ 15,701,087
       Chevron Corp.                                   110,000      9,212,500
       Exxon Corp.                                     330,000     23,553,750
       Mobil Corp.                                     240,000     18,390,000
       Royal Dutch Petroleum Co.                       868,000     47,577,251
       "Shell" Transport and Trading
         Co., plc ADR                                  240,000     10,170,000
       Texaco Inc.                                     186,775     11,148,133
       TOTAL S.A. ADR                                  140,000      9,152,500
                                                                 ------------
                                                                  144,905,221
                                                                 ------------

     DOMESTICS--10.0%
       Amoco Corp.                                     100,000      4,175,000
       Ashland Inc.                                    115,950      5,985,919
       Atlantic Richfield Co.                           90,000      7,031,250
       Kerr McGee Corp.                                 94,100      5,446,037
       Murphy Oil Corp.                                100,000      5,068,750
       Phillips Petroleum Co.                           90,000      4,336,875
       Tesoro Petroleum Corp. (B)                      300,000      4,818,750
       Tosco Corp.                                     175,000      5,162,500
       Unocal Capital Trust $3.125
         Conv. Pfd.                                     72,540      3,917,160+
       Unocal Corp.                                    150,000      5,362,500
       Valero Energy Corp.                             125,000      4,156,250
                                                                 ------------
                                                                   55,460,991
                                                                 ------------

     PRODUCERS--11.7%
       Anadarko Petroleum Corp.                         90,000      6,046,875
       Apache Corp.                                     97,783      3,080,164
       Barrett Resources Corp. (B)                     125,000      4,679,687
       Burlington Resources                             80,000      3,445,000
       Devon Energy Corp.                              152,400      5,324,475
       Enron Oil & Gas Co.                             190,000      3,847,500
       Noble Affiliates Inc.                            91,855      3,490,490
       Occidental Petroleum Corp.
         $3.00 Conv. Exch. Pfd.                         30,000      2,370,000
       Occidental Petroleum Corp.                      175,000      4,725,000
       Ocean Energy Inc. (B)                           436,150      8,532,184
       Oryx Energy Co. (B)                             193,100      4,272,338
       Seagull Energy Corp. (B)                        230,000      3,809,375
       Talisman Energy, Inc. (B)                        55,000      1,601,875
       Union Pacific Resources
         Group, Inc.                                   225,816      3,965,894
       Vastar Resources, Inc.                          125,000      5,460,938
                                                                 ------------
                                                                   64,651,795
                                                                 ------------

     DISTRIBUTORS--17.3%
       AGL Resources, Inc.                             200,000      3,962,500
       Atmos Energy Corp.                              200,000      6,100,000
       Coastal Corp.                                   110,000      7,679,375
       Consolidated Natural Gas Co.                     70,000      4,121,250
       El Paso Natural Gas Co.                         150,000      5,737,500
       Energen Corp.                                   350,000      7,043,750
       Enron Corp. 6.25% Exch Notes
         due 1998                                      175,000      3,500,000




                                                      Prin. Amt.
                                                      or Shares    Value (A)
                                                      ---------    ---------
       Enron Corp. $12.97 Conv.
         Pfd. Ser. J                                    25,000   $ 18,448,828
       Equitable Resources Inc.                        100,000      3,050,000
       KN Energy, Inc.                                 120,000      6,502,500
       LG&E Energy Corp.                               150,000      4,059,375
       MCN Energy Group Inc.                           110,000      2,750,000
       National Fuel Gas Co.                           100,000      4,356,250
       New Jersey Resources, Inc.                      185,000      6,602,188
       Questar Corp.                                   268,000      5,259,500
       Washington Gas Light Co.                        100,000      2,675,000
       Western Gas Resources Inc.                      235,000      3,436,875
                                                                 ------------
                                                                   95,284,891
                                                                 ------------

     SERVICES--12.5%
       BJ Services Co. (B)                             200,000      5,812,500
       Camco International Inc.                        130,000     10,123,750
       Diamond Offshore Drilling, Inc.                  96,800      3,902,250
       ENSCO International, Inc.                       165,000      2,887,500
       EVI Weatherford Inc. (B)                        139,000      5,143,000
       Global Industries Ltd. (B)                      228,400      3,854,250+
       Halliburton Co.                                 140,000      6,221,250
       Nabors Industries, Inc. (B)                     225,000      4,500,000
       Loews Corp. 3.125% Exch.
         Sub. Debs. due 2027                        $1,500,000      1,365,000
       Santa Fe International Corp.                    110,000      3,327,500
       Schlumberger Ltd.                               172,200     11,763,413
       Transocean Offshore Inc.                        230,000     10,235,000
                                                                 ------------
                                                                   69,135,413
                                                                 ------------

   BASIC INDUSTRIES--16.5%
     BASIC MATERIALS--4.2%
       Calgon Carbon Corp.                             114,800      1,140,825
       du Pont (E.I.) de Nemours & Co.                  80,000      5,975,000
       Freeport-McMoRan Copper &
         Gold Inc.                                     127,603      1,818,343
       Medusa Corp.                                    100,000      6,275,000
       Newpark Resources, Inc. (B)                     300,000      3,337,500
       United Water Resources Inc.                     250,000      4,500,000
                                                                 ------------
                                                                   23,046,668
                                                                 ------------

     CAPITAL GOODS & OTHER--6.5%
       Caterpillar Inc.                                100,000      5,290,625
       Deere & Co.                                     110,000      5,812,812
       Dover Corp.                                     200,400      6,863,700
       General Electric Co.                            200,000     18,175,000
                                                                 ------------
                                                                   36,142,137
                                                                 ------------

     PAPER AND FOREST PRODUCTS--5.8%
       Boise Cascade                                   150,000      4,912,500
       Consolidated Papers, Inc.                       150,000      4,087,500
       Fort James Corp.                                150,000      6,693,750
       Kimberly-Clark Corp.                            130,000      5,963,750
       Mead Corp.                                      200,000      6,350,000
       Temple-Inland, Inc.                              75,000      4,040,625
                                                                 ------------
                                                                   32,048,125
                                                                 ------------
   TOTAL STOCKS AND CONVERTIBLE SECURITIES
      (Cost $285,135,332) (C)                                     520,675,241
                                                                 ------------

                                 JUNE 30, 1998




                                                      Prin. Amt.   Value (A)
                                                      ---------    ---------
SHORT-TERM INVESTMENTS--4.7%
   U.S. GOVERNMENT OBLIGATIONS -- 1.2%
      U.S. Treasury Bills, 5.02%,
         due 8/27/98                                $7,000,000   $  6,944,403
                                                                 ------------
                                                                    6,944,403
                                                                 ------------

   CERTIFICATES OF DEPOSIT -- 0.9%
      Northern Trust Co., 5.47%,
         due 7/23/98                                 5,000,000      5,000,000
                                                                 ------------
                                                                    5,000,000
                                                                 ------------

   COMMERCIAL PAPER -- 2.6%
      Chevron UK Investments PLC,
         5.54%, due 7/30/98                          5,000,000      4,977,686
      Ford Motor Credit Corp.,
         5.56%, due 7/2/98                           4,000,000      3,999,382



                                                      Prin. Amt.   Value (A)
                                                      ---------    ---------
   General Electric Capital Corp.,
      5.56%-5.57%, due
      7/9/98-7/16/98                                $5,200,000    $ 5,189,126
                                                                 ------------
                                                                   14,166,194
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $26,110,597)                                             26,110,597
                                                                 ------------
TOTAL INVESTMENTS
   (Cost $311,245,929)                                            546,785,838
   Cash, receivables and other
      assets, less liabilities                                      4,907,140
                                                                 ------------
NET ASSETS-- 100.0%                                              $551,692,978
                                                                 ============

=============================================================================

Notes:

(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange or the American Stock Exchange except restricted securities and also those marked (+), which are traded "Over-the-Counter."
(B) Presently non-dividend paying.
(C) The aggregate market value of stocks held in escrow at June 30, 1998 covering open call option contracts written was $2,861,563. In addition, the aggregate market value of securities segregated by the custodian required to collateralize open put option contracts written was $8,549,063.


                        HISTORICAL FINANCIAL STATISTICS

                                VALUE OF                                                 PER COMMON SHARE
                               NET ASSETS                             NET          ------------------------------
                               APPLICABLE                            ASSET          DIVIDENDS       DISTRIBUTIONS
                                   TO             COMMON           VALUE PER        FROM NET          FROM NET
                                 COMMON           SHARES            COMMON         INVESTMENT         REALIZED
 DEC. 31                          STOCK         OUTSTANDING          SHARE           INCOME             GAINS
 -------                     ------------       -----------        ---------       ----------        ------------
 1988                        $248,370,688        9,997,584          $24.84           $  .92             $1.20
 1989                         322,866,019       10,384,600           31.09             1.20              1.20
 1990                         308,599,851       10,793,289           28.59             1.10              1.25
 1991                         314,024,187       11,185,572           28.07              .92              1.23
 1992                         320,241,282       11,579,503           27.66              .77              1.23
 1993                         355,836,592       12,006,671           29.64              .82              1.30
 1994                         332,279,398       12,380,300           26.84              .92              1.18
 1995                         401,404,971       12,739,383           31.51              .87              1.22
 1996                         484,588,990       13,065,819           37.09              .82              1.32
 1997                         566,452,549       13,422,787           41.46              .77              1.56
 June 30, 1998                551,692,978       13,422,787           41.10              .52*              .08

---------
*Paid or declared.

                   PRINCIPAL CHANGES IN PORTFOLIO SECURITIES

                  DURING THE THREE MONTHS ENDED JUNE 30, 1998

                                                                        SHARES OR PRINCIPAL AMOUNT
                                                             ------------------------------------------------
                                                                                                    HELD
                                                             ADDITIONS       REDUCTIONS         JUNE 30, 1998
                                                             ---------       ----------         -------------
 Amoco Corp.                                                  50,000(1)                            100,000
 Consolidated Natural Gas Co.                                 67,800                                70,000
 Consolidated Papers, Inc.                                    82,200(2)                            150,000
 El Paso Natural Gas Co.                                      75,000(1)                            150,000
 Global Industries Ltd.                                      228,400                               228,400
 Mead Corp.                                                   55,000                               200,000
 Nabors Industries, Inc.                                     225,000                               225,000
 Newpark Resources, Inc.                                     300,000                               300,000
 Oryx Energy Co.                                              68,100                               193,100
 Questar Corp.                                               134,000(1)                            268,000
 ENSCO International, Inc.                                                       35,000            165,000
 Inco Ltd. 5.75% Conv. Debs. due 2004                                        $3,000,000               --
 Quaker State Corp.                                                             192,300               --
 MCN Energy Group Inc.                                                           80,000            110,000
 Olin Corp.                                                                     100,000               --
 Oryx EnergyCo. 7.50% Conv. Sub. Debs. due 2014                              $1,500,000               --
 Pennzoil Co. 6.50% Conv. Exch. Sr. Debs. due 2003                           $2,000,000               --

---------
(1) By stock split.
(2) Received 67,800 shares by stock split. Also purchased 14,400 shares separately.

                              --------------------
                                  COMMON STOCK
                     Listed on the New York Stock Exchange
                            and the Pacific Exchange
                        PETROLEUM & RESOURCES CORPORATION
             Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                            WEBSITE: www.peteres.com
                          E-MAIL: contact@peteres.com
                   TELEPHONE:(410) 752-5900 or (800) 638-2479
                       COUNSEL: Chadbourne & Parke L.L.P.
              INDEPENDENT ACCOUNTANTS: PricewaterhouseCoopers LLP

              TRANSFER AGENT, REGISTRAR & CUSTODIAN OF SECURITIES
                              The Bank of New York
                               101 Barclay Street
                               New York, NY 10286
          The Bank's Shareholder Relations Department: (800) 432-8224
                      E-Mail: Shareowner-svcs@bankofny.com

     -------------------------------------------------------------------------
     This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in this report.
     -------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF

     PETROLEUM & RESOURCES CORPORATION:

     We have audited the accompanying statement of assets and liabilities of Petroleum & Resources Corporation, including the schedule of investments, as of June 30, 1998, and the related statement of operations for the six months then ended, the statement of changes in net assets for the six months ended June 30, 1998 and the year ended December 31, 1997, and the financial highlights for the six months ended June 30, 1998 and 1997 and for each of the five years in the period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Petroleum & Resources Corporation as of June 30, 1998, the results of its operations, the changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

                                                      PricewaterhouseCoopers LLP

Baltimore, Maryland
July 8, 1998

                         SHAREHOLDER INFO AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March, June and September 1st and (b) a "year-end" payment consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31st, payable in late December. Stockholders may elect to receive the year-end payment in stock or cash. In connection with this payment, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

STOCKHOLDERS HOLDING SHARES IN "STREET" OR BROKERAGE ACCOUNTS MAY MAKE THEIR ELECTIONS BY NOTIFYING THEIR BROKERAGE HOUSE REPRESENTATIVE.

AUTOMATIC DIVIDEND REINVESTMENT PLAN (UNTIL SEPTEMBER 1, 1998)

FOR REGISTERED STOCKHOLDERS

Stockholders of record of Petroleum &Resources stock have an additional way to increase their investment in the Corporation.

The Bank of New York's Automatic Dividend Reinvestment Plan provides that its participants' four distributions are automatically invested in additional shares of the Corporation's common stock. New shares acquired are held on a book basis by the Bank.

Additionally, after enrolling in the Plan, participants are eligible to make cash payments in any amount from $50.00.

The Bank's fee for this service is 10% of the amount received up to a maximum of $2.50 for the interim dividend payments and cash payments. There is no charge for the "year-end" distribution.

A brochure and enrollment card may be obtained by contacting the Bank at (800) 432-8224.


FOR NON-REGISTERED SHAREHOLDERS

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Automatic Dividend Reinvestment Plan is now available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in this Plan.

WHAT'S NEW?

BuyDIRECT(SM*)

Commencing with the dividend payable September 1st, The Bank of New York will offer BuyDIRECT, an enhanced version of the Automatic Dividend Reinvestment Plan which has existed since 1973. BuyDIRECT provides both registered stockholders and interested first time investors an affordable alternative for buying and selling Petroleum &Resources Corporation shares. It also will replace the current Automatic Dividend Reinvestment Plan.

If you are already registered in the Automatic Dividend Reinvestment Plan, you will automatically be enrolled in BuyDIRECT without further action on your part. A Plan brochure will be mailed to current participants in early August.

All other registered shareholders will receive a copy of the BuyDIRECT brochure and enrollment form along with their September 1st dividend checks.

After August 1st, interested investors may request a copy of the Plan brochure from The Bank of New York at the number or addresses listed below.

*BuyDIRECT is a service mark of The Bank of New York.

                                 --------------
THE CORPORATION                                THE TRANSFER AGENT
Petroleum & Resources Corp.                    The Bank of New York
Lawrence L. Hooper, Jr.,                       Shareholder Relations
Secretary and General                            Dept.-11E
  Counsel                                      P.O. Box 11258
Seven St. Paul Street,                         Church Street Station
  Suite 1140                                   New York, NY 10286
Baltimore, MD 21202                            (800) 432-8224
(800) 638-2479                                 Website: http://stock.
Website:                                         bankofny.com
www.peteres.com                                E-mail:
E-mail:                                        Shareowner-svcs@
contact@peteres.com                              bankofny.com